Exhibit 10.(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 (File Nos. 333-179649 and 811-8108) of our report dated March 29, 2012 relating to the consolidated financial statements and financial statement schedules of Protective Life Insurance Company, which is included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-179649 and 811-8108).  We also consent to the incorporation by reference in this Registration Statement on Form N-4 (File Nos. 333-179649 and 811-8108) of our report dated April 20, 2012, relating to the financial statements of the Protective Variable Annuity Separate Account, which is included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-179649 and 811-8108).

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Birmingham, Alabama

November 28, 2012